ROCKETFUEL

DRIVEN BY INNOVATION

Investor Update, June 30th, 2021

/ Payment checkout. Reinvented /

WHAT IS ROCKETFUEL


9:41
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Vans Low Top - Burgundy
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Basket Charges
$60.00
Delivery Charges
$5.00
Total Amount
$65.00
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RocketFuel is a new frictionless blockchain based payment solution for eCommerce merchants to accept crypto payments and receive payment and shipping information in one one-click transaction without the need for payment intermediaries

For the consumer, RocketFuel checkout solutions improve both convenience and security

Unique 1 click checkout accelerates adoption



acuitywebtechnologies.com
Flight Booking Page – FlightsPortal
Sky-tours
1-202-753-40-09
USD - US$
Car Rental
Transfers
Hotels
Fly Drive
Blog
DELTA
New York to Paris
Take off Apr 12, 2021
02:00 PM
10H
landing Apr 13, 2021
04:00 AM
Paris to New York
Take off Apr 15, 2021
10:15 AM
12H, 45M
landing Apr 15, 2021
11:00 PM
1 PERSON(S)
US$450.00
Pay with Crypto or Cash
New York → Paris Apr 12
Paris → New York Apr 15
Nb of Passengers: 1
Cabin Class: Economy
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Summary of Charges
ADULTS: 1
FROM: NYC - NEW YORK, UNITED STATES
TO: PAR - PARIS, UNITED STATES
Total Price US$450.00
ROCKETFUEL
Sky-tours
Total 4.5 USD
Choose wallet
Coinbase
Choose coin
Bitcoin
0.003533 BTC 194.38 USD
or you can pay with any wallet
You pay 0.00008179 BTC
1 BTC = 55,016.2 USD
Pay with crypto

Dashboard for merchants and consumers


Rocketfuel
Dashboard
Payments
Funds
Customers
Accounts
Reports
Help/FAQ
Plugins
Settings
Dashboard
Support
mishagreh
Funds received
Month
$ 209.95
100
80
60
40
20
0
03-25
03-27
03-29
03-31
04-02
04-04
04-06
Users use coins
USD
$ 230.48
Search
Bitcoin BTC 0.00163883 BTC $ 97.00
Litecoin LTC 0.37150407 LTC $ 72.20
Ethereum ETH 0.01213147 ETH $ 22.26
Ethereum Classic ETC 1.60239257 ETC $ 20.53
Bitcoin Cash BCH 0.03381499 BCH $ 18.00
US Dollar USD 0.33 USD $ 0.33
USD Coin USDC 0.161 USDC $ 0.16

Monetization

Commission % of volume charged the merchant

Transaction fee per transaction charged to merchant

License fees for using the technology


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Restaurants
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Yellow Food
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What happened since the last update?

- Product Launched 3/31/21
  - Customers live
  - Revenue in CQ1
- Analyst reports released
- PR, Marketing, and sales activities ramping up in Q2
  - Focusing on market segments with high pain
  - Hired first sales reps
- Increased Revenue in CQ2
- Raising $10M in 2021
  - Talking to investors and bankers
  - Hiring IR firm
- Plan to be uplisted to Nasdaq in 2021
- Advancing ICO process

Good coverage on TV and media

ROCKETFUEL | Merchant | Shopper | Solution | About | Press | Events | Store | Log In | Get Started

Why Consumers Are Finally Paying With Crypto
04 May 2021


THE
COIN
REPUBLIC

The Key to the Future of Payments - Interview with Coin Republic
13 April 2021


BIG BIZ SHOW
RocketFuel CEO Peter Jensen w/ Bob "Sully" Sullivan & Russ T. Nailz
ROCKETFUEL

RocketFuel CEO Peter Jensen on Big Biz Show
09 April 2021


ROCKETFUEL BLOCKCHAIN, INC. (RKFL)
1.41 0.09 (+6.82%)
PETER JENSEN | ROCKETFUEL BLOCKCHAIN CEO
ROCKETFUEL BLOCKCHAIN IS LOOKING TO REINVENT THE CHECKOUT EXPERIENCE

Fox Business News TV with Peter Jensen, CEO Rocketfuel.
02 April 2021


CRYPTO PAYMENTS BOOM
ROCKETFUEL CEO ON THE FUTURE OF CRYPTO & BLOCKCHAIN PAYMENTS
LIVE

Yahoo Finance - Crypto Payments Boom
05 April 2021

ROCKETFUEL | Merchant | Shopper | Solution | About | Press | Events | Store | Log In | Get Started

PRESS COVERAGE | EVENTS | BLOG

Press Coverage

RocketFuel Introduces Industry-First "Price Settlement Guarantee" to Protect Merchants from Crypto Volatility
29 June 2021

Bitcoin sinks 8% as crypto market volatility again rears its head
28 May 2021

Bitcoin rises to reclaim the $40,000 level as the cryptocurrency tries to recover from brutal selloff
27 May 2021

Alt Season Ain't Over Yet: Crypto Markets Recover after Shedding Billions
26 May 2021

Restaurants' Appetite for Cryptocurrency is Growing
07 May 2021

Banknote World Chooses RocketFuel to Power Online Purchases Using Crypto and Bank Transfers
29 April 2021

Rocketfuel Blockchain: The key to the future of payments
13 April 2021

Card Not Present - Startup RocketFuel Aims To Facilitate Crypto Payments For Online Merchants
01 April 2021

Fintech News - RocketFuel: Payment Checkout Reinvented
31 March 2021

PR Newswire - RocketFuel Launches Payment Solution that Supports Multiple Cryptocurrencies and Direct Bank Transfers with One-Click eCommerce Ease
31 March 2021

Analyst Report - RocketFuel Blockchain, Inc.
31 March 2021

Coin Republic - Rocketfuel launches payment solution that supports multiple cryptocurrencies and direct bank transfers with one click ecommerce ease
31 March 2021

Own Crypto? Try us out


ROCKETFUEL
Merchant Shopper Solution About Press Events Store | Log In
Get Started
Try ROCKETFUEL, its simply the fastest way to pay with Crypto!!
OMG, amazing!!!
See how easy it is to purchase with crypto currencies. Buy a $25 gift card for S20.
You will receive the gift card codes digitally via email.
ROCKETFUEL
$25
amazon.com gift card
Amazon Gift Card
$25.00 $20.00
Add to cart
ROCKETFUEL
$25
amazon.com gift card
Amazon Gift Card
$25.00 $20.00
Add to cart
BEST BUY
ROCKETFUEL
$25
BestBuy Gift Card
$25.00 $20.00
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BEST BUY
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Check out our demos and videos


ROCKETFUEL
Merchant
Shopper
Solution
About
Press
Events
Store
Log In
Get Started
Advantages of RocketFuel's Payment Solution
Demo - How It Works
ROCKETFUEL
Watch on YouTube
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ALX - Alaska, United States
Demos & How-To Videos
SHOPPER
EASIEST WAY TO PAY
MERCHANT
EASIEST WAY TO PAY
How to pay for online purchases with Crypto
How to create a Merchant account with RocketFuel
View Other Videos

2021 will be the year of blockchain

Almost 12,000 Bitcoin ATMs Worldwide, increasing with 1 new BTC ATM per hour

Large eCommerce and retail merchants accepting crypto as a payment method

- Microsoft, AT&T, Burger King, KFC, Overstock, Virgin Airlines, Norwegian, NewEgg, etc.
- 36% of all small and medium sized US companies accept Bitcoin as a B2B payment

Governments are introducing CBDCs to replace cash and traditional fiat-currencies;

- China, Sweden, Dubai, El Salvador, Tanzania, Russia,
- Plans: Canada, Switzerland, UK, EU, US, etc.

Facebook is launching Libra to its 2 billion customers.

Silicon Valley Funds are investing heavily in Blockchain and Crypto, e.g. Andresen Huruwitz's $2.2B fund

PayPal, accepting crypto for 26M merchants and +320M accounts from Q1 2021.

Governments are putting the social media sites and browsers such as Facebook and Google under scrutiny for their lack of privacy protection and data security.

Q & A

Who is Rocketfuel:
Core Team with strong track record



Gert Funk

Chairman, Founder and CPO

15 years as Payment Service Provider for International eCom merchants.
Serial entrepreneur since 1990
Blockchain expert since 2015.



Peter Jensen

CEO

Experienced hi tech CEO located in Silicon Valley
5 successful exits incl Vmware, CISCO, IBM
Startup Investor and mentor



Bennett Yankowitz

CFO

Law degrees from USC and Cambridge
Expert in ICO law with 30+ years of experience as a corporate attorney with leading law firms, specializing in securities, financial and M&A transactions,



Rohan Hall

CTO

30+ years technology experience;
Published author, Fintech Founder, serial entrepreneur with successful Exit
Blockchain Expertise

Need radically different technology to disrupt current solutions

Every 10 years a new technology drives major innovation, disruption, and opportunity


ADOPTION
INTERNET
MOBILE
ELECTRIC VEHICLES
BLOCKCHAIN
TIME

Customer base increasing rapidly

Millions of crypto wallet holders


Organic growth
Crypto wallet holders (millions)
300
250
200
150
100
50
0
11
22
33
45
56
100
150
250
2016
2017
2018
2019
2020
2021
2022
2023


Including PayPal and Facebook
Crypto wallet holders (millions)
3000
2500
2000
1500
1000
500
0
100
420
2420
150
470
2470
250
570
2570
2021
2022
2023
Organic growth
Including PayPal accounts
Including Facebook Libra

E-Commerce market growing fast, yet inefficient

Current solutions are

Expensive, not secure, and complex to use
Based on outdated technology

New solutions

Customers expect secure, frictionless and efficient solutions

$3.5T eCommerce market size	14% Of total commerce
20+ Year old technology	200M Crypto wallet holders expected by 2023


BANK CARD

Solutions are expensive and inefficient for *merchants*

Inefficient payments

Merchants want lower costs, immediate payments, and elimination of fraud and chargebacks

Delayed cash flow

Chargeback risks and blocked funds lead to months of delays in getting paid

Complex set-up and operation

API integration to Payment Service Providers
PCI requirements from the card-schemes
Time-consuming chargebacks procedures

Existing solutions are expensive and inefficient

High costs to intermediaries, low conversion rates, and online fraud leads to lost revenue

$15B
Acquiring and processing cost merchants $15Billion yearly in the US

19%
of all cart abandonments is caused by mistrust

1.5%
E-merchants lose on average 1.5% of their annual revenue to fraud attacks!

9.7%
E- merchants spend 9.7% of their revenue in Fraud Prevention tools

Solutions are unsecure and difficult to use for *consumers*

Consumers want privacy, frictionless and seamless check-out experiences and they want security



Customers are increasingly concerned about the security of their data

Regular data breaches cause consumers to loose confidence
Consumers are reluctant to share sensitive personal data
Breaches and fraud cause major inconvenience for consumers

Cumbersome check-out ‘shopping cart’ methodology

Repeatedly creating accounts, enter credit card details, shipping information, and personal information
37% of cart abandonments caused by requirements to “fill out forms”
High fraud causes additional security steps

Inconvenient re-direct to 3rd party payment platforms

On Average 69.23% of all consumers are doing cart abandonment when shopping online!

A modern solution leveraging the benefits of blockchain technology

Consumer and Merchant Benefits

Ease of Use and efficiency

Improved cashflow

Enhanced security

Transparency and traceability


UP
DOWN

Lowering cost

Eliminating fraud

No friction

No redirects

Reduced money laundering

Consumer Functionality

A modern solution leveraging the benefits of blockchain technology


$ 200
BUY

Single-click payment solution

Pay with Crypto currencies

Support for "in-ad" one click purchases

No filling out forms
No redirect
No hassle to pay

End-user stores payment and shipment info once

Merchant Functionality

A modern solution leveraging the benefits of blockchain technology



- Fully automated fulfilment order process
- Eliminates expensive middlemen
- No investments in fraud prevention tools necessary
- No acquiring and processing costs
- No fraud attacks or chargebacks possible
- Ultra high cart conversion rates

Summary

Payment industry is large, old fashioned, and problematic

RocketFuel has unique technology, patents and team to disrupt


ROCKETFUEL

E-Commerce payments are growing rapidly

Blockchain technology and Crypto currencies are change enablers


ROCKETFUEL

Thank you for your interest and support!

Questions?

Safe Harbor Statement

This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which we operate; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the online merchant, payments, travel and computer industries; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in our Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.